Exhibit 99.1

Xactly Reports Third Quarter Fiscal 2017 Financial Results

Total Revenue Increases 25% Year-Over-Year

SAN JOSE, Calif., December 8, 2016 —(BUSINESS WIRE)— Xactly (NYSE: XTLY), a leading provider of cloud-based incentive solutions, today announced its financial results for the third quarter of fiscal year 2017 ended October 31, 2016.

“We are pleased to report another successful quarter,” said Christopher W. Cabrera, founder and CEO of Xactly Corporation. “Companies choose our solutions because we enable them to drive employee behavior. In particular, Xactly Insights™ gives customers the actionable data they need to drive higher business performance.”

“The third quarter marked another quarter of solid revenue growth and significant improvement on the bottom line,” said Joseph Consul, CFO of Xactly Corporation. “The operating leverage we are demonstrating gives us confidence to achieve our target of positive cash flow from operations in the fourth quarter of this fiscal year.”

Third Quarter Fiscal 2017 Financial Highlights

•	Total revenue was $23.9 million, an increase of 25% from the third quarter of fiscal year 2016 total revenue of $19.1 million. Subscription revenue was $18.5 million, an increase of 22% from the third quarter of fiscal year 2016 subscription revenue of $15.2 million.

•	GAAP net loss for the third quarter of fiscal 2017 was $(4.2) million compared to $(10.4) million in the third quarter of fiscal 2016.

•	Non-GAAP net loss for the third quarter of fiscal 2017 was $(2.0) million compared to a non-GAAP net loss of $(5.1) million for the third quarter of fiscal year 2016.

•	Adjusted EBITDA for the third quarter of fiscal 2017 was a loss of $(0.8) million, or 3% of revenue, compared to a loss of $(3.5) million, or 19% of revenue, for the third quarter of fiscal year 2016.

Recent Business Highlights

•	Added key enterprise wins in the Manufacturing, Telecom, Consumer Goods, Healthcare, Software, and Construction vertical markets.

•	Ended the quarter with 287,000 subscribers, a 22% increase over last year.

•	Partnered with Miller Heiman Group, one of the largest sales and service performance companies in the world, to deliver sales-altering insights to customers. With Xactly Insights™, the industry’s first and only empirical sales compensation big data set, Miller Heiman Group can empower their customers with the data needed to design and execute more effective, impactful sales compensation programs.

•	Unveiled the Xactly Connect™ Open Platform. By offering public APIs to some of its most popular data and features, Xactly is empowering independent software vendors (ISVs) to build richer enterprise applications, and deliver better experiences and value to their customers. Xactly also announced pre-built integrations with Salesforce, enabling a seamless flow of data and extending functionality between Salesforce and Xactly.

•	Recognized as one of the best workplaces in the U.S. by Great Place to Work® and Fortune Magazine for the third-straight year. The company was noted for its exceptional workforce satisfaction and commitment to fostering a culture that enables employees to feel inspired by the work they do for the company, its customers, and the community.

Business Outlook

For the fourth quarter of fiscal 2017, Xactly expects to report:

•	Revenue in the range of $23.6 to $24.4 million

•	GAAP net loss in the range of $(6.5) to $(5.7) million, or $(0.21) to $(0.18) per share

•	Non-GAAP net loss in the range of $(4.0) to $(3.2) million, or $(0.13) to $(0.10) per share

For the full year of fiscal 2017, Xactly expects to report:

•	Revenue in the range of $94.8 to $95.6 million

•	GAAP net loss in the range of $(19.4) to $(18.6) million, or $(0.63) to $(0.60) per share

•	Non-GAAP net loss in the range of $(11.1) to $(10.3) million, or $(0.36) to $(0.33) per share

Conference Call Details:

Xactly will discuss its quarterly results today via teleconference at 1:30 p.m. PT (4:30 p.m. ET). Investors may listen to the live conference call (ID 3775206) by dialing 888-203-7667 or 719-325-2480 at 1:30 p.m. Pacific Time on December 8, 2016. An audio replay of the call will be available at 4:30 p.m. Pacific Time on December 8, 2016 through 4:30 p.m. Pacific Time on December 22, 2016. The replay dial information will be provided when registered here.

A webcast of the presentation will be available on the company’s investor relations website at http://investors.xactlycorp.com/investors/overview/default.aspx.

Non-GAAP Financial Measures

To supplement its financial statements, Xactly also provides investors with certain non-GAAP financial measures. We believe that these non-GAAP measures are useful as a supplement in evaluating our ongoing operational performance and enhancing an overall understanding of our past financial performance. The non-GAAP financial measures included in this press release should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP, and the non-GAAP financial measures that we use may differ from those of other companies in our industry. A reconciliation between each non-GAAP financial measure and its nearest GAAP equivalent and related explanations are included below. We believe that supplementing GAAP disclosure with non-GAAP disclosure that excludes items that are not directly related to performance in any particular period provides management and investors with a more complete view of Xactly’s operational performance. Various items are excluded from such non-GAAP financial measures in part because the decisions which gave rise to the excluded items were not made to increase revenue in a particular period, but were made for Xactly’s long-term benefit over multiple periods.

Non-GAAP net loss and non-GAAP net loss per share We believe non-GAAP net loss and non-GAAP net loss per share may prove useful to investors who wish to consider the impact of certain non-cash or non-recurring items, such as certain one-time charges, on Xactly’s operating performance. We compensate for the inherent limitations associated with using non-GAAP net loss and non-GAAP net loss per share through disclosure of these limitations, presentation of our financial statements in accordance with U.S. GAAP and reconciliation of these non-GAAP financial measures to the most directly comparable U.S. GAAP measures, net loss and net loss per share. We calculate non-GAAP net loss (and non-GAAP net loss per share) as net loss (and net loss per share) before (i) stock-based compensation, (ii) increase or decrease in expenses related to the change in fair value of convertible preferred stock warrant liabilities, (iii) amortization of intangible assets, and (iv) any applicable, non-recurring or unusual charges as we may determine from time to time.

Adjusted EBITDA We believe that Adjusted EBITDA helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that we exclude from Adjusted EBITDA. Furthermore, we use this measure to establish budgets and operational goals for managing our business and evaluating our performance. We also believe that Adjusted EBITDA provides an additional tool for investors to use in comparing our recurring core business operating results over multiple periods with other companies in our industry. We compensate for the inherent limitations associated with using Adjusted EBITDA through disclosure of these limitations, presentation of our financial statements in accordance with U.S. GAAP and reconciliation of Adjusted EBITDA to the most directly comparable U.S. GAAP measure, net loss. We calculate Adjusted EBITDA as net loss before (i) other income (expense), net, which includes interest expense, the change in fair value of convertible preferred stock warrant liabilities and other income and expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) amortization of debt issuance costs, (vi) stock-based compensation and (vii) any applicable, non-recurring or unusual charges as we may determine from time to time.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, projected GAAP and non-GAAP financial operating results for the fourth quarter and full year of fiscal 2017, such as revenue, net loss, net loss per share, non-GAAP net loss and non-GAAP net loss per share, and our expectation regarding our ability to achieve positive cash flow from operations in the future, and other information about future events and trends that we believe may affect our business, financial condition, operating results and growth prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, changes in circumstances and other factors that are, in some cases, beyond Xactly’s control and could cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this press release. Factors that could materially affect actual results can be found in Xactly’s most recent filings with the Securities and Exchange Commission, including Xactly’s most recent reports on Forms 8-K, 10-Q and 10-K, and include those listed under the caption “Risk Factors.” Xactly undertakes no obligation to revise or update information in this press release to reflect events or circumstances in the future, even if new information becomes available.

About Xactly

Xactly is a leading provider of enterprise-class, cloud-based, incentive compensation solutions for employee and sales performance management. We address a critical business need: To incentivize employees and align their behaviors with company goals. Our products allow organizations to make more strategic decisions, increase employee performance, improve margins, and mitigate risk. Our core values are key to our success, and each day we’re committed to upholding them by delivering the best we can to our customers.

©2016 Xactly Corporation. All rights reserved. Xactly, the Xactly logo, and “Inspire Performance” are registered trademarks or trademarks of Xactly Corporation in the United States and/or other countries. All other trademarks are the property of their respective owners.

CONTACT:

Joseph Consul

Chief Financial Officer

Xactly Corporation

Tel: 408-477-3338

Email: ir@xactlycorp.com

Investor Relations

The Blueshirt Group

Lisa Laukkanen

Tel: 415-217-4967

Email: lisa@blueshirtgroup.com

Nicole Gunderson

Tel: 415-489-2196

Email: nicole@blueshirtgroup.com

Xactly Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value and share amounts)

(Unaudited)

	October 31, 2016	January 31, 2016
Assets
Current assets:
Cash and cash equivalents	$16,236	$48,027
Short-term marketable securities	25,026	—
Restricted cash, short term	102	286
Accounts receivable, net	22,877	20,278
Prepaid expenses and other current assets	4,228	3,219

Total current assets	68,469	71,810
Property and equipment, net	9,485	8,410
Goodwill	6,384	6,384
Other long-term assets	282	280

Total assets	$84,620	$86,884

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$1,560	$2,362
Accrued expenses	8,491	9,512
Debt, current portion	8,981	8,981
Deferred revenue, current portion	46,608	41,183

Total current liabilities	65,640	62,038
Debt, less current portion	4,966	6,826
Other long-term liabilities	3,585	4,257
Deferred revenue, less current portion	3,600	3,327

Total liabilities	77,791	76,448
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 20,000,000 shares authorized as of October 31, 2016 and January 31, 2016, no shares issued or outstanding as of October 31, 2016 and January 31, 2016	—	—

Common stock, $0.001 par value; 1,000,000,000 shares authorized as of October 31, 2016 and January 31, 2016; 31,272,236 and 29,542,537 shares issued and outstanding as of October 31, 2016 and January 31, 2016, respectively	31	30
Additional paid-in capital	160,352	151,064
Accumulated other comprehensive loss	(217)	(180)
Accumulated deficit	(153,337)	(140,478)

Total shareholders’ equity	6,829	10,436

Total liabilities and shareholders’ equity	$84,620	$86,884

Xactly Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(Unaudited)

	Three months ended October 31,		Nine months ended October 31,
	2016	2015	2016	2015
Revenue:
Subscription services	$18,455	$15,157	$53,943	$42,905
Professional services	5,490	3,940	17,220	12,367

Total revenue	23,945	19,097	71,163	55,272
Cost of revenue:
Subscription services	4,242	3,973	12,517	11,691
Professional services	4,958	3,877	15,659	11,301

Total cost of revenue	9,200	7,850	28,176	22,992

Gross profit	14,745	11,247	42,987	32,280
Operating expenses:
Research and development	4,622	4,130	13,505	11,491
Sales and marketing	10,440	9,319	30,356	25,086
General and administrative	3,725	3,330	11,413	10,453

Total operating expenses	18,787	16,779	55,274	47,030

Operating loss	(4,042)	(5,532)	(12,287)	(14,750)
Other income (expense):
Interest expense	(124)	(3,227)	(377)	(5,868)
Loss on extinguishment of debt	—	(1,524)	—	(1,524)
Decrease in fair value of preferred stock warrant liabilities	—	—	—	3,542
Other income (expense), net	20	(12)	28	(45)

Total other income (expense)	(104)	(4,763)	(349)	(3,895)

Loss before income taxes	(4,146)	(10,295)	(12,636)	(18,645)
Income tax expense	74	62	223	181

Net loss	$(4,220)	$(10,357)	$(12,859)	$(18,826)

Net loss per share attributable to common stockholders:
Basic and diluted	$(0.14)	$(0.36)	$(0.42)	$(1.26)

Weighted-average number of shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	30,948	29,157	30,322	14,917

Xactly Corporation

Condensed Consolidated Statement of Cash Flows

(in thousands)

(Unaudited)

	Nine months ended October 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(12,859)	$(18,826)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,739	2,278
Loss on extinguishment of debt	—	1,524
Amortization of debt issuance costs	18	3,501
Stock-based compensation	5,815	2,447
Donation of common stock to XactlyOne Foundation	—	498
(Income) from change in fair value of warrant liabilities	—	(3,542)
Loss from disposal on fixed assets	31	245
Amortization of premium on marketable securities	1	—
Facility exit costs	—	693
Changes in operating assets and liabilities:
Accounts receivable	(2,599)	1,938
Prepaid expenses and other current assets	(939)	(2,936)
Other long-term assets	—	7
Accounts payable	(753)	959
Accrued expenses	(970)	895
Deferred revenue	5,698	5,638
Other long-term liabilities	(723)	46

Net cash used in operating activities	(4,541)	(4,635)
Cash flows from investing activities:
Purchases of property and equipment	(3,901)	(3,888)
Purchases of marketable securities	(25,112)	—
Restricted cash	184	—

Net cash used in investing activities	(28,829)	(3,888)
Cash flows from financing activities:
Proceeds from principal on term debt, net of issuance costs	—	9,937
Payments of principal on term debt	(1,875)	(25,408)
Principal payments under capital lease obligations	(2)	(2)
Proceeds from exercise of warrants to acquire convertible preferred stock, net of issuance costs	—	37
Proceeds from exercise of warrants to acquire common stock	581	—
Proceeds from exercise of stock options	2,263	582
Proceeds from issuance of common stock for ESPP	1,768	—
Taxes paid on exercise of options	(1,136)	—
Payment of deferred initial public offering costs	—	(2,712)
Proceeds from initial public offering, net of offering costs	—	58,844

Net cash provided by financing activities	1,599	41,278
Effect of exchange rate changes on cash and cash equivalents	(20)	(33)

Net increase (decrease) in cash and cash equivalents	(31,791)	32,722
Cash and cash equivalents at beginning of period	48,027	19,325

Cash and cash equivalents at end of period	$16,236	$52,047

Reconciliation of GAAP Net Loss to Adjusted EBITDA

(in thousands)

(Unaudited)

	Three months ended October 31,		Nine months ended October 31,
	2016	2015	2016	2015

Net loss	$(4,220)	$(10,357)	$(12,859)	$(18,826)
Non-GAAP adjustments:
Interest expense	124	3,227	377	5,868
Income tax expense	74	62	223	181
Depreciation and amortization	976	831	2,739	2,278
Stock-based compensation	2,251	1,165	5,815	2,447
Loss on extingiushment of debt	—	1,524	—	1,524
Decrease in fair value of preferred stock warrant liabilities	—	—	—	(3,542)
Other income (expense), net	(50)	12	(59)	45
Loss on disposal of fixed assets	30	—	31	245
Donation of common stock to XactlyOne Foundation	—	—	—	498

Adjusted EBITDA	$(815)	$(3,536)	$(3,733)	$(9,282)

Stock-based compensation

(in thousands)

(Unaudited)

	Three months ended October 31,		Nine months ended October 31,
	2016	2015	2016	2015
Stock-based compensation:
Cost of subscription services	146	133	411	299
Cost of professional services	276	154	691	263
Research and development	570	308	1,414	548
Sales and marketing	567	266	1,446	551
General and administrative	692	304	1,853	786

Total stock-based compensation	$2,251	$1,165	$5,815	$2,447

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss

(in thousands, except per share data)

(Unaudited)

	Three months ended October 31,		Nine months ended October 31,
	2016	2015	2016	2015

GAAP net loss	$(4,220)	$(10,357)	$(12,859)	$(18,826)
Non-GAAP adjustments:
Stock-based compensation	2,251	1,165	5,815	2,447
Decrease in fair value of preferred stock warrant liabilities	—	—	—	(3,542)
Donation of common stock to XactlyOne Foundation	—	—	—	498
Non-cash debt issuance costs	—	4,088	—	4,088

Non-GAAP net loss	$(1,969)	$(5,104)	$(7,044)	$(15,335)

Non-GAAP net loss per share:
Basic and diluted	$(0.06)	$(0.18)	$(0.23)	$(1.03)

Shares used in computing non-GAAP net loss per share:
Basic and diluted	30,948	29,157	30,322	14,917

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss - GUIDANCE

(in thousands, except per share data)

(Unaudited)

	Three months ending January 31, 2017
	Low	High

GAAP net loss	$(6,500)	$(5,700)
Non-GAAP adjustments:
Stock-based compensation	2,500	2,500

Non-GAAP net loss	$(4,000)	$(3,200)

GAAP net loss per share, basic and diluted	$(0.21)	$(0.18)

Non-GAAP net loss per share, basic and diluted	$(0.13)	$(0.10)

Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	31,400	31,400

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss - GUIDANCE

(in thousands, except per share data)

(Unaudited)

	Fiscal Year Ending January 31, 2017
	Low	High

GAAP net loss	$(19,400)	$(18,600)
Non-GAAP adjustments:
Stock-based compensation	8,300	8,300

Non-GAAP net loss	$(11,100)	$(10,300)

GAAP net loss per share, basic and diluted	$(0.63)	$(0.60)

Non-GAAP net loss per share, basic and diluted	$(0.36)	$(0.33)

Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	30,600	30,600